UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

FLAGSTONE REINSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (441) 278-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On September 16, 2009, Flagstone Reinsurance Holdings Limited (the “Company”) issued a press release announcing today that Mark Byrne, the Company’s Executive Chairman, will be presenting at the Barclays Capital 2009 Global Financial Services Conference at the Hilton New York Hotel, on Wednesday, September 16th, 2009 at 11:15 am EDT.  Slides from the presentation, and a live listen-only audio webcast will be available in the Investor Relations section of the Company’s website. www.flagstonere.com.  A press release announcing the presentation and the slides to be included in the presentation, are furnished as Exhibit 99.1 and Exhibit 99.2 to this report and incorporated herein by reference. This Form 8-K and Exhibit 99.1 and  Exhibit 99.2  hereto is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 7.01 of Form 8-K and is therefore not to be considered “filed” with the SEC.

The information in item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically indentified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that the investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1
Press Release dated September 16, 2009 announcing that Mark Byrne will be presenting at the Barclays Capital 2009 Global Financial Services Conference at the Hilton New York Hotel, on Wednesday, September 16th, 2009 at 11:15 am EDT.

99.2
Slides entitled “Multi-Line Reinsurance and Insurance- Barclays Capital 2009” to be presented at the Barclays Capital 2009 Global Financial Services Conference at the Hilton New York Hotel, on Wednesday, September 16th, 2009 at 11:15 am EDT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2009		Flagstone Reinsurance Holdings Limited
By:
/S/ William Fawcett
Name: William Fawcett
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press Release dated September 16, 2009 announcing that Mark Byrne will be presenting at the Barclays Capital 2009 Global Financial Services Conference at the Hilton New York Hotel, on Wednesday, September 16th, 2009 at 11:15 am EDT.

99.2
Slides entitled “Multi-Line Reinsurance and Insurance- Barclays Capital 2009” to be presented at the Barclays Capital 2009 Global Financial Services Conference at the Hilton New York Hotel, on Wednesday, September 16th, 2009 at 11:15 am EDT